EXHIBIT 99.1

      STATEMENTS REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of 21st Century Holding Company (the "Company") for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward
J. Lawson, Chief Executive Officer of the Company, certify that
         - the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         - information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edward J. Lawson
--------------------
Edward J. Lawson

August 14, 2002



In connection with the Quarterly Report on Form 10-Q of 21st Century Holding Company (the "Company") for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. G. Jennings, III, Chief Financial Officer of the Company, certify that
         - the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         - information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. G. Jennings, III
-----------------------
J. G. Jennings, III

August 14, 2002


In connection with the Quarterly Report on Form 10-Q of 21st Century Holding Company (the "Company") for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samuel
A. Milne, former Chief Financial Officer of the Company, certify that
         - the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         - information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Samuel A. Milne
-------------------
Samuel A. Milne

August 14, 2002



The foregoing certificates are made solely for the purpose of 18 U. S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.